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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-23490, 333-06469 and 333-76728) of Plexus Corp. of our report dated June 16, 2003 relating to the financial statements of Plexus Corp. 401(k) Savings Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
June 24, 2003